DIREXION HILTON TACTICAL INCOME FUND

CLASS A (HCYAX)

CLASS C (HCYCX)

INSTITUTIONAL CLASS (HCYIX)

A SERIES OF THE DIREXION FUNDS

Supplement dated October 1, 2015

to the Prospectus and Statement of Additional Information (“SAI”)

each dated June 1, 2015

Effective immediately, the Board of Trustees (the “Board”) of the Direxion Funds has approved a change in the fees paid by Rafferty Asset Management, LLC (“Rafferty”) to Hilton Capital Management, LLC (“Hilton”), the subadviser of the Direxion Hilton Tactical Income Fund (the “Fund”).  The investment advisory fee payable by the Fund to Rafferty is currently 0.90% of the Fund’s average daily net assets.  The Subadvisory Agreement (“Agreement”) between Rafferty and Hilton previously required Rafferty to pay Hilton an annual rate of 0.38% of the Fund’s average daily net assets of the investment advisory fee for Hilton’s services as the Fund’s subadviser.  Rafferty then retained an annual rate of 0.52% of the investment advisory fee.  The Agreement has been revised such that Rafferty will now pay Hilton an annual rate of 0.70% of the Fund’s average daily net assets of the investment advisory fee for Hilton’s subadvisory services.  As a result, Rafferty will retain an annual rate of 0.20% of the 0.90% investment advisory fee.

Effective immediately, on page 26 of the Prospectus, in the fifth paragraph under the section “Management of the Fund,” reference to the subadvisory fee of 0.38% is hereby replaced with 0.70%.

In addition, effective immediately, on page 34 of the SAI, in the second paragraph under the section “Subadviser,” reference to the subadvisory fee of 0.38% is hereby replaced with 0.70%.

For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with the Prospectus and SAI.